UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 23, 2009
BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
5300 California Avenue, Irvine, California 92617
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (949) 926-5000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A (the “Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by Broadcom Corporation on April 29, 2009 (the “Original 8-K”). The purpose of this amendment is to re-file Exhibit 10.1 to the Original 8-K. The exhibit filed herewith contains certain information that was previously omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended. Except for the revised Exhibit 10.1 filed with this Form 8-K/A, there are no other changes to the Original 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
10.1† — Settlement and Patent License and Non-Assert Agreement by and between Qualcomm Incorporated and the Registrant.
†	Confidential treatment has been requested with respect to the redacted portions of the referenced exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation
July 23, 2009	By:	/s/ Eric K. Brandt
Eric K. Brandt
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
10.1†	Settlement and Patent License and Non-Assert Agreement by and between Qualcomm Incorporated and the Registrant.
†	Confidential treatment has been requested with respect to the redacted portions of the referenced exhibit.